RED TRAIL ENERGY, LLC “Our Farms, Our Fuel, Our Future” PO Box 11 Richardton, ND 58652 (701)-974-3308 FAX (701)-974-3309 MEMBER LETTER: DRAFT #1 FOR INTERNAL RTE REVIEW September 16, 2024 <INSERT FIRST NAME> <INSERT LAST NAME> <INSERT ADDRESS> <INSERT CITY>, <INSERT STATE> <INSERT ZIP> Dear <INSERT FIRST NAME>, I am excited to share some important news with you regarding the future of Red Trail Energy, LLC ("RTE"). On September 10, 2024, RTE entered into an Asset Purchase Agreement (the "Agreement") to sell our bioethanol refinery in Richardton, North Dakota (and other operating assets) to Gevo, Inc. ("Gevo"), a global leader in advancing the next generation of renewable fuels, including gasoline, jet fuel, diesel, and ethanol, all with the potential to achieve net-zero carbon emissions. Like us, Gevo is committed to reducing greenhouse gas emissions while supporting sustainable agriculture practices. Their vision aligns with our philosophy of "Our Farms, Our Fuel, Our Future." While the closing of the transactions contemplated by the Agreement is pending, among other things, regulatory and investor approval and procurement of financing by Gevo, and is expected to occur within the next few months, I want to assure you that this is great news for all of us as the pending acquisition represents a significant opportunity for our investors. The purchase price for the sale is $210 million in cash, subject to customary closing adjustments, including working capital adjustments. This transaction allows our members to realize substantial value from their investment while ensuring continued employment for the team here at RTE, as Gevo plans to retain all current RTE employees. An escrow agreement has been signed where $1.26 million of the purchase price will be deposited at closing to secure the post-closing indemnification obligations of the seller and $5 million of the purchase price will be deposited at closing to secure any purchase price adjustments. RTE intends to distribute funds as they become available, so you may see multiple distributions over time. RTE’s tax accountants are preparing a tax analysis of the transaction, but it is always recommended that individual investors consult their personal tax accountants and other advisors. Additional information will be shared about this year’s taxable income and this transaction. The transactions contemplated by the Agreement require the approval of a majority of the outstanding Class A Membership Units. RTE will mail a proxy statement to all investors, and a meeting will be scheduled to vote on approval of the transaction.1 If regulatory approval is received along with approval from RTE’s equity holders, the transaction is expected to close by the first quarter of 2025. Our board of directors has approved the transaction. RTE will hold informational meetings prior to the vote. Meeting dates and times will be shared on RTE’s website and via mail. RTE will publish updated information to the investor page on our website. Please register on our site to gain access to those updates. Our entire team at Red Trail Energy is dedicated to ensuring a seamless transition, and we are here to answer any questions or concerns you may have during this time. Should you have any immediate inquiries, please feel free to contact [INSERT NAME] at [INSERT EMAIL & PHONE NUMBER]. I will continue to keep you updated as we move through this process and provide more details as they become available. Thank you for your continued support. Sincerely, Jodi Johnson, CEO Additional Information and Where to Find It In connection with the proposed transaction described in this communication, RTE will file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission (the “SEC”). Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the equityholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S EQUITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, IF ANY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. The Company’s equityholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, the Company’s equityholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at www.redtrailenergy.com or by directing a request by mail or telephone to: Red Trail Energy, LLC, P.O. Box 11, Richardton, ND 58652, Attention: [___], (701) 974-3308. 1 Note to RTE: See Section 5.20 of the APA – the preliminary proxy statement needs to be filed with the SEC within 12 Business Days of September 10th and the member meeting is to be scheduled as promptly as practicable after the proxy statement is cleared.

Participants in the Solicitation RTE, Gevo and certain of their respective directors, governors, executive officers, certain other members of management and employees of RTE and Gevo and agents retained by RTE may be deemed to be participants in the solicitation of proxies from equityholders of RTE in favor of the proposed transaction. Information about the governors and executive officers of RTE and their beneficial ownership of RTE’s membership units is set forth in RTE’s definitive proxy statement on Schedule 14A for its 2024 annual meeting of members, as filed with the SEC on February 1, 2024. Certain governors, executive officers, other members of management and employees of RTE may have direct or indirect interests in the proposed transaction due to equity holdings. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the proposed transaction that RTE will file with the SEC and furnish to RTE’s equityholders. Forward Looking Statements This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when RTE or its management is discussing its beliefs, estimates or expectations. Such statements generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates,” “continues,” “may,” “plan,” “will,” “goal,” or similar expressions. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, many of which are outside RTE’s control, which could cause actual results to differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, the failure to obtain required regulatory approvals for the proposed transaction, the failure to obtain financing for the purchase price or the failure to satisfy the other conditions to the consummation of the proposed transaction; (2) the effect of the announcement of the proposed transaction on the ability of RTE to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (3) the effect of the announcement of the proposed transaction on RTE’s operating results and business generally; (4) the significant costs, fees and expenses related to the proposed transaction; (5) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against RTE and/or its governors, executive officers or other related persons; and (6) other factors that could affect RTE’s business. These and other factors are identified and described in more detail in RTE’s Annual Report on Form 10-K for the year ended September 30, 2023, as well as RTE’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on RTE’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, RTE undertakes no obligation to update any forward- looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

RED TRAIL ENERGY Frequently Asked Questions for Investors Updated 9/16/2024 Q: Why is this acquisition beneficial for Red Trail Energy’s investors? A: The pending acquisition of RTE by Gevo, Inc. represents a significant opportunity for our investors. The sale is valued at $210 million in cash, subject to customary closing adjustments, including working capital adjustments. This transaction allows our members to realize substantial value from their investment while ensuring continued employment for the dedicated staff at Red Trail Energy. Additionally, Gevo's alignment with our long-term commitment to reducing greenhouse gas emissions and supporting sustainable agriculture practices ensures the continuation of RTE’s core values. Q: What is my personal payout on the deal? A: We won’t know the exact payout per share until the Proxy is finalized and sent. Red Trail Energy will mail you a copy of the Proxy to the address we have for you on file, and you will also be able to review it on our investor page on www.redtrailenergy.com Q: Who negotiated this deal on behalf of RTE? A: Our board of governors, CEO Jodi Johnson, and Gerald Bachmeier, who served as RTE CEO until April 2023, led the negotiations on our behalf. Q: Were future tax credits considered in the price of the deal? A: Yes. Future tax credits generated under Section 45Q were taken into account when negotiating the deal on all of your behalf <A NEEDS TO BE CONFIRMED WITH OUR LAWYER>. Q: How can I participate in the decision regarding the acquisition? A: As an investor, you have the opportunity to vote on the acquisition once the proxy statement is mailed to you. Approval requires a majority of the outstanding Class A Membership Units. Your vote is an important part of the process, and we encourage you to participate and express your support for the future direction of Red Trail Energy. Q: What is the timing of the acquisition? A: The transaction is expected to close by the first quarter of 2025. It is subject to regulatory approval, procurement of financing by Gevo, and the satisfaction of other customary closing conditions, including obtaining the approval of you and our other RTE equityholders. Q: Who is Gevo? A: Gevo, Inc., which is a publicly traded company on the NASDAQ and a developer of net-zero hydrocarbon fuels and chemicals, is a global leader in advancing the next generation of renewable fuels, including gasoline, jet fuel, diesel, and ethanol, all with the potential to achieve net-zero carbon emissions. Like us, Gevo is committed to reducing greenhouse gas emissions while supporting sustainable agriculture practices. Their vision aligns with our philosophy of "Our Farms, Our Fuel, Our Future."

Q: Is this why you suspended investing in March? A: Correct, RTE’s board of governors voluntarily decided to suspend trading of the Company's membership units on the qualified matching service operated by FNC Ag Stock LLC on March 14, 2024. The board of directors decided to suspend trading on the Company's qualified matching service indefinitely while it conducted due diligence on this potential transaction in order to protect the interest of the Company's members. <A NEEDS TO BE CONFIRMED WITH OUR LAWYER>. Q: Will I get Gevo stock as part of the deal? A: Since this is a cash deal, we will all be paid cash for our RTE shares. We will not receive Gevo stock as part of the deal. <A NEEDS TO BE CONFIRMED WITH OUR LAWYER>. Q: What is my future stake in RTE? A: Since this is a cash deal and Gevo is acquiring the assets of RTE, RTE will be paid cash for its assets and then distribute cash to its equity holders, subject to payment of expenses of RTE and appropriate holdbacks. <A NEEDS TO BE CONFIRMED WITH OUR LAWYER>. Q: Will Red Trail Energy continue its operations? A: Yes, Gevo plans to continue operations at Red Trail Energy’s facility. Additionally, Gevo plans to retain Red Trail’s entire workforce, ensuring continuity in production and performance. Q: Will there be any changes in leadership or operations at Red Trail Energy? A: No immediate changes are expected. The current leadership and employees are expected to remain in place, and Gevo will continue to prioritize operational safety, reliability, and regulatory compliance. Additional Information and Where to Find It In connection with the proposed transaction described in this communication, RTE will file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission (the “SEC”). Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the equityholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S EQUITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, IF ANY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

The Company’s equityholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, the Company’s equityholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at www.redtrailenergy.com or by directing a request by mail or telephone to: Red Trail Energy, LLC, P.O. Box 11, Richardton, ND 58652, Attention: [___], (701) 974-3308. Participants in the Solicitation RTE, Gevo and certain of their respective directors, governors, executive officers, certain other members of management and employees of RTE and Gevo and agents retained by RTE may be deemed to be participants in the solicitation of proxies from equityholders of RTE in favor of the proposed transaction. Information about the governors and executive officers of RTE and their beneficial ownership of RTE’s membership units is set forth in RTE’s definitive proxy statement on Schedule 14A for its 2024 annual meeting of members, as filed with the SEC on February 1, 2024. Certain governors, executive officers, other members of management and employees of RTE may have direct or indirect interests in the proposed transaction due to equity holdings. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the proposed transaction that RTE will file with the SEC and furnish to RTE’s equityholders. Forward Looking Statements This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when RTE or its management is discussing its beliefs, estimates or expectations. Such statements generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates,” “continues,” “may,” “plan,” “will,” “goal,” or similar expressions. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, many of which are outside RTE’s control, which could cause actual results to differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, the failure to obtain required regulatory approvals for the proposed transaction, the failure to obtain financing for the purchase price or the failure to satisfy the other conditions to the consummation of the proposed transaction; (2) the effect of the announcement of the proposed transaction on the ability of RTE to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (3) the effect of the announcement of the proposed transaction on RTE’s operating results and business generally; (4) the significant costs, fees and expenses related to the proposed transaction; (5) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against RTE and/or its governors, executive officers or other related persons; and (6) other factors that could affect RTE’s business.

These and other factors are identified and described in more detail in RTE’s Annual Report on Form 10-K for the year ended September 30, 2023, as well as RTE’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on RTE’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, RTE undertakes no obligation to update any forward- looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.